Exhibit 99.1
INVESTOR PRESENTATION 2nd Quarter 2009

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward- looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward- looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

Allied World's Franchise Over seven year old franchise with strong results since inception Experienced executive management team Diversified mix of business with operating platforms in Bermuda, the United States, Europe and Hong Kong Strong risk management culture Excellent capitalization Significant investment income returns Rated "A" (Excellent) by A.M. Best and "A2" by Moody's Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach

Customer focus Moving closer to clients in certain lines and markets Demonstrate expertise in markets in which we underwrite Become "go to" market for targeted lines and classes of business (e.g., healthcare) Diversified insurance and reinsurance products offered across global platform Insurance and casualty emphasis Each targeted to be 70% - 75% of book Strong risk management controls Our Key Business Strategies 12/31/2009 Prof. Liab., 0.24 Gen. Casualty, 0.15 Cas. Reins., 0.2 Prop. Reins., 0.05 Prop., 0.16 Healthcare 0.17 Prog & iBind, 0.03 TTM June 2009 Combined GPW: $ 1,661mm % Insurance / Reinsurance: 75% / 25% % Property / Casualty: 23% / 77% Product Diversity Leading Specialty Insurance Company with a Broad Range of Product Offerings, Global Capabilities and Significant U.S. Focus Pro-forma Including full year Darwin * Includes healthcare-related program business

Operating Segments U.S. Insurance U.S. commercial carrier now joined with niche specialty primary writer Product Lines Healthcare - Offer significant industry expertise in both primary and excess coverages General & Product Liability - Specialty insurance products Professional Liability - D&O, employment practices, fiduciary & E&O General Property Reinsurance Flexible reinsurance operations with global presence Product Lines General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Marine & Aviation Allied World's insurance and reinsurance businesses have operating platforms in the United States, Bermuda, Europe and Hong Kong 06/09 TTM GPW - $422 MM 06/09 TTM GPW - $641 MM (pro-forma including full year Darwin) Product Lines General & Product Liability - Specialty insurance products Professional Liability - D&O, employment practices, fiduciary & E&O General Property - Physical property and business interruption coverage for commercial risks Healthcare International Insurance Leading Bermuda property & middle excess casualty player with established European operations 06/09 TTM GPW - $598 MM

Market Conditions Market Dislocation Capital constraints and impaired balance sheets impacting some competitors Marketplace opportunities created by risk managers looking to restructure programs and cap exposures to certain insurers Pricing Increases Emerging (But Slowly) Casualty rate increases lagging property, reflecting the impact of the global recession and competition to retain market share from wounded insurers Overall reserve positions appear to be strong, which may temper rate increases Reinsurance Pricing at Inflection Point Reinsurance capital is growing in demand as cedents look to diversify carriers and use reinsurance as a form of capital Some tightening of terms Sophisticated Risk Management Models Carriers are generally focused on achieving adequate risk-adjusted returns Inflationary Pressures Despite the slow economy, we believe inflation concerns may continue pressuring key insurance loss drivers such as medical cost inflation and building materials

Expanded direct U.S. insurance operating platform Deepened underwriting talent and expanded regional presence reorganized around distribution - Allied World Brokerage & Allied World Specialty Darwin Acquisition - Improved cycle management capabilities by increasing access to attractive, less price-sensitive, small account primary and healthcare business Established U.S. reinsurance company Provides greater access to U.S. regional business and "decision makers" Expanded presence in Europe and Asia Opened offices in Switzerland and Hong Kong to better position company to meet developing opportunities Reduced writings in lines that did not meet our underwriting requirements Scaled back certain property and energy lines of business Positioned to Succeed 2008 Actions Position us to Succeed in Current and Changing Market Conditions

Allied World expanded the breadth of its operations and meaningfully increased its capital position in 2008 and through second quarter 2009 despite the financial crisis and catastrophe events Superior Execution in a Challenging Marketplace Record Capital Level $3.24 billion total capital base at June 30, 2009 Consistently Strong Operating Performance Operating Income - $250.4 million for first half of 2009, a 20.0% annualized operating return on average shareholders' equity Consistent Performance - Combined ratio below 85% and operating ROE in excess of 20% in 2006 - 2008 Favorable Reserve Development - Each of last 6 years, $96.8 million year to date through June 2009 Investment Returns Supplement Underwriting - $154.4 net investment income in first half of 2009; $308.8 in full year 2008 Strong Operating Cash Flows - $402.4 million in first half of 2009; $657.0 million in full year 2008 Book Value Growth Diluted book value per share increased 12.4% for first half of 2009 to $51.78; Increased over 8% in 2008 despite turbulent year

Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

General Property Programs Prof. Liability General Casualty Healthcare Other East 0.12 0.06 0.3 0.15 0.35 0.02 Our U.S. Insurance Operating Segment - Building a U.S.- based specialty franchise Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Darwin acquisition provided small account primary franchise Offer significant healthcare and professional liability expertise Expanding presence in general casualty and private and non-profit D&O Organized around distribution Allied World Specialty Allied World Brokerage Excess & surplus lines (E&S) and admitted capabilities in all 50 states Program business initiative Total GPW = $641 MM 2008 Expansion Efforts and Business Realignment Increases Breadth of Product Offerings and Distribution in the United States Pro-forma including full year Darwin * Includes healthcare-related program business

Expanding U.S. Operating Platform Significant infrastructure investments made throughout 2008 and 2009 Dedicated U.S. management team with significant industry experience 389 staff count, 63% of Allied World group Enhancements implemented to Allied World's IT platform Opened and expanded offices in strategically important locations throughout the U.S. Allied World's Expanded Presence in U.S. has Significantly Enhanced the Market Profile of our Domestic Operations Dec 2007 Dec 2008 June 2009 AW 91 91 91 New AW 75 125 Darwin 173 173

International Insurance Operating Segment Prof Liab. HC Gen Prop. Energy Gen Cas. East 0.33 0.09 0.28 0.05 0.25 Bermuda Primarily writes Fortune 1000 North American domiciled property and casualty risks Strong diversity of industries covered including manufacturing, financial institutions, energy, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction Europe Focus predominantly on mid-sized to large non-North American domiciled accounts Diversification initiative to attract more middle-market non-North American domiciled accounts produced in Europe Offers broad range of casualty & property insurance products for multi-national corporations worldwide Hong Kong Offers variety of primary and excess professional lines and general casualty business Total GPW = $598 MM

Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

Rated A (Excellent) by A.M. Best Chubb Re began operations in 1998 and developed a profitable book of business which was acquired and expanded by Harbor Point in 2005 Acquired renewal rights from Chubb Re of diversified book of short-tail and long-tail business Management team with track record of generating superior results Strong risk management culture Excellent capitalization and strong financial flexibility Our Reinsurance Operating Platforms - Flexibility to take advantage of opportunities in the marketplace Location: Bermuda Headquarters Business Focus Property Catastrophe - North America and International catastrophe risks and select ILW opportunities Property Treaty - Per risk and quota share treaties which protect insurers of residential, commercial and industrial accounts on worldwide basis Specialty - Excess of loss and quota share treaties for accident and health and workers' compensation catastrophe Allied World Bermuda has been writing reinsurance business since 2002 BERMUDA UNITED STATES Allied World Reinsurance Company began writing business in April 2008 Location: New York City Business Focus General Casualty - Proportional and working, intermediate and higher layer excess of loss structures. Principally covering general liability, umbrella, excess casualty, auto liability and some workers' compensation Professional Lines - Broad range of lines covered, including directors and officers, errors and omissions and medical malpractice Property - Some property per risk, inland marine, ocean marine, crop & regional non-aggregating cat Swiss office opened in September 2008 to expand geographic presence

Reinsurance Operating Segment Renewing Casualty Accounts in U.S. Move closer to "decision makers" on year round basis and provide greater access to information Pursue New U.S. Business Opportunities Certain lines that do not typically find their way to Bermuda marketplace, including U.S. regional company multi-line business, super regional, middle- market business and stand alone casualty clash business Broaden product selection when market conditions improve Capture additional E&S business Sustain Targeted Bermuda Business Property catastrophe, property per risk, workers' compensation catastrophe, accident & health, specialty casualty and international Property Internat. Prof. Lines General Casualty Fac Specialty East 0.22 0.16 0.19 0.33 0.05 0.05 Total GPW = $422 MM

Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

Operating Results Allied World Reported Strong Results in 2008 and First Half of 2009 Despite Financial Turbulence and Catastrophe Activity Financial Highlights YTD June 2009 Full Year 2008 Operating Income $250 Million $455 Million Annualized Operating Return on Equity 20.0% 20.6% Combined Ratio 79.3% 84.2% Cash flow from Operations $402 Million $657 Million Operating Earnings Per Diluted Share $4.89 $8.90

Consistent Operating Performance Operating Income ($MM) Combined Ratio 2006 473 0.788 2007 476 0.813 2008 455 0.842 YTD June 2009 250 0.793 YTD June 2008 211 0.856 Operating ROE 25.8% 22.1% 20.6% 20.0%* 19.0%* Strong operating income in excess of $450 million for 2006, 2007 & 2008 Operating income of $250 million for first half of 2009 Annual operating return on equity consistently at or above 20% Annual combined ratio consistently below 85% * Percentage reflects annualized operating return on equity

Strong Underwriting Results Underwriting performance has been strong since our inception * * Includes development from Darwin

2003 2004 2005 2006 2007 2008 'June 09 Reserves 5.0% above mid-point of range at June 30, 2009 Net favorable reserve development in each of the last 6 years 78% of reserves are IBNR U.S. Insurance International Insurance Reinsurance Low Estimate 629.9 1436 782.7 Carried 869 1830.8 1103.9 High Estimate 997.6 2085 1315.8 Net Loss & LAE Reserve Mix at June 30, 2009 3/31/2009 IBNR U.S. Insurance 0.18 IBNR International Insurance 0.38 OSLR U.S. Insurance 0.05 OSLR Reins 0.07 OSLR International Insurance 0.07 IBNR Reinsurance 0.22 OSLR U.S. Insurance 5% IBNR International Insurance 38% OSLR International Insurance 10% IBNR Reinsurance 22% OSLR Reinsurance 7% IBNR U.S. Insurance 18% Q2 2009 Total: $3.8bn Net Prior Year Reserve Releases - (Non-Cat) ($MM) Range of Net Reserves at June 30, 2009 ($MM) Prudent Reserving Philosophy

Investment Returns Cumulative operating cash flows** Total investments end of period Combined Ratio (ex. Cats) Combined Ratio (with Cats) 2004 2.8 1.4 129 113 2005 3.6 1.3 179 192.3 2006 4.4 1.5 240 2007 5.2 1 265.6 2008 5.8 1.1 YTD June 2009 6.2 1 Investment Income is Driven by Strong Operating Cash Flows & Growth in Invested Assets Portfolio Yield 4.5% 4.9% 4.7% 4.4% Paid Loss Ratio 38.6% 34.3% 42.5% 32.7% Net Investment Income Net Investment Income / Net Premiums Earned 2004 129 0.097 2005 179 0.14 2006 244 0.195 2007 297.9 0.257 2008 308.8 0.276 YTD June 2009 154.39 0.235 Increased Asset Base = Greater Investment Returns Strong Cash Flows = Increased Asset Base * Includes $243.8 mm proceeds from syndicated loan which was repaid on February 23, 2009 ** Since the company's inception in 2001

98% of our invested assets are held in investment grade fixed income securities The average credit quality is AA+ Mortgage backed securities account for 26.7% of our total portfolio 63% are backed by U.S. Agencies 98% are rated Aaa Corporate bonds account for 29.6% of our total portfolio Net of Temporary Liquidity Guarantee Program paper, finance exposure is 8.6% of portfolio Largest single-issuer exposures are 1.2% or less of portfolio Portfolio Summary as of 06/30/09 U.S. Govt. Agencies 0.211 Non-U.S. government securities 0.053 Corporate Bonds 0.296 Municipal 0.048 Agency MBS 0.169 Non-Agency RMBS 0.039 CMBS 0.059 ABS 0.032 Hedge Funds 0.018 Cash and Cash Equiv. 0.075 Total: $7.2B Portfolio Yield: 4.4% Duration: 3.0 years Conservative, Diversified Investment Portfolio

Growth in Shareholders' Equity Grew shareholders' equity by 15.3% since June 30, 2008 Our capital management strategy is to preserve sufficient capital to support our business plan and future growth while maintaining conservative financial leverage and earnings coverage ratios 2004 2005 2006 2007 2008* June 09 Shareholders' Equity 2139 1420 2220 2240 2417 2741 Debt $- 500 499 499 499 499 Total 2139 1920 2719 2739 2916 3240 0 0.26 0.184 0.182 0.235 Debt to Capital Ratio 0.0% 26.0% 18.4% 18.2% 17.1% 15.4% Fixed Charge Coverage - (9.3)x 14.7x 13.4x 5.5x 14.3x * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009

Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

Allied World HCC Aspen Navigators Arch RLI Berkly Endurance Markel Axis 0.153 0.096 0.076 0.053 0.04 0.03 0.004 -0.025 -0.055 -0.074 Allied World's Value Proposition Allied World HCC Aspen Navigators Arch RLI Berkley Endurance Axis Growing Shareholder Value is Paramount Markel

Bermuda Peers U.S. Peers Berkley 0.085 Markel 0.109 Navigators 0.128 HCC 0.131 Axis 0.143 RLI 0.157 Arch 0.158 Aspen 0.168 Endurance 0.186 Allied World 0.2 Peer Comparisons - Operating Income ROE Annualized operating return on shareholders' equity is calculated by dividing operating income (net income available to common shareholders' excluding net realized investment gains or losses and net foreign exchange gains or losses) by average adjusted shareholders' common equity (shareholders' common equity excluding the average after tax unrealized gains or losses on investments). 2006 - 2008 Average Allied World 22.8% Berkley 21.5% Arch 20.6% Axis 19.5% Endurance 19.5% RLI 18.5% HCC 16.4% Markel 16.5% Aspen 15.9% Navigators 14.5%

Net Premium Leverage Net Reserve Leverage Debt & Preferred / Adjusted Capital Allied World * 0.47 1.39 0.154 Arch 0.7 1.49 0.164 Aspen 0.61 0.99 0.233 Axis 0.56 1.06 0.185 Berkley 1.16 2.76 0.237 Endurance 0.7 1.17 0.222 HCC 0.72 0.88 0.134 Markel 0.77 1.91 0.239 Navigators 0.91 1.32 0.132 RLI 0.65 1.07 0.116 Peer Comparisons - Leverage Operating leverage calculated by adding net premium leverage (NPW / total shareholders' equity) and net reserve leverage (net loss reserves / total shareholders' equity). * Leverage amounts are calculated on a pro-forma basis including full year Darwin. Low leverage offers us more capacity for growth within existing capital structure 2.19 1.59 1.62 1.87 1.61 2.68 2.23 1.86 3.92 1.72

Conclusion Allied World Expects to Generate a Mid-teen ROE, Assuming Normalized Catastrophe Activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Significant infrastructure investments made during 2008 Addition of Darwin strengthens U.S. specialty franchise Well positioned to capitalize on market dislocation Current valuation inconsistent with history of strong returns

Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

Segment Results - YTD 06/30/09 & 06/30/08

Consolidated Balance Sheets

Historical Operating Results

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this press release certain non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. "Operating Income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings and foreign exchange gains or losses. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. "Annualized Return on Shareholders' Average Equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See slides 34 - 36 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations